                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         Know all men by these presents, that each person whose signature appears below constitutes and appoints Lawrence O'Donnell, III, Linda J. Smith and Amanda K. Maki, and each of them, each of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all pre- or post-effective amendments to registration statements on Form S-8, File Nos. 33-72436, 333-14613, 333-14115, 333-34819, 33-59807, 33-43619, 33-84988, 33-84990, 33-61621, 33-61627, 33-61625,
333-08161, 333-02181, 333-51975, 333-59247, 333-56113, 333333-64239, 333-70055,
including without limitation any registration statement of the type contemplated by Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.


                   SIGNATURE                                                      TITLE
                   ---------                                                      -----


/s/ A. Maurice Myers                                         President, Chief Executive Officer and Director
------------------------------------------------                      (Principal Executive Officer)
A. Maurice Myers


/s/ William L. Trubeck                                      Senior Vice President and Chief Financial Officer
------------------------------------------------                      (Principal Financial Officer)
William L. Trubeck


/s/ Bruce E. Snyder                                            Vice President and Chief Accounting Officer
------------------------------------------------                     (Principal Accounting Officer)
Bruce E. Snyder


/s/ H. Jesse Arnelle                                                            Director
------------------------------------------------
H. Jesse Arnelle

/s/ Pastora San Juan Cafferty                       Director
------------------------------------------------
Pastora San Juan Cafferty


/s/ Ralph F. Cox                                    Director
------------------------------------------------
Ralph F. Cox


/s/ Robert S. Miller                                Director
------------------------------------------------
Robert S. Miller


/s/ Paul M. Montrone                                Director
------------------------------------------------
Paul M. Montrone


/s/ John C. Pope                                    Director
------------------------------------------------
John C. Pope


/s/ Steven G. Rothmeier                             Director
------------------------------------------------
Steven G. Rothmeier


/s/ Ralph V. Whitworth                              Director
------------------------------------------------
Ralph V. Whitworth